================================================================================

                                                                   EXHIBIT 10.11


                              PURCHASE AGREEMENT
                                (IMPROVEMENTS)



                                    BETWEEN



                            BNP LEASING CORPORATION


                                   ("BNPLC")


                                      AND


                            EXTREME NETWORKS, INC.

                                  ("Extreme")




                                 June 1, 2000

                           (Santa Clara, California)

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
                                                                                                               ----
1.   EXTREME'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE............................................    1
     (A)  Right to Purchase; Initial Remarketing Rights and Obligation........................................    1
          ------------------------------------------------------------
     (B)  Determinations Concerning Price.....................................................................    3
          -------------------------------
     (C)  Designation of the Purchaser........................................................................    4
          ----------------------------
     (D)  Effect of the Purchase Option and Extreme's Initial Remarketing Rights and Obligations..............    4
          --------------------------------------------------------------------------------------
          on Subsequent Title Encumbrances
          --------------------------------
     (E)  Security for the Purchase Option and Extreme's Initial Remarketing Rights and Obligations...........    4
          -----------------------------------------------------------------------------------------
     (F)  Delivery of Books and Records If BNPLC Retains the Property.........................................    5
          -----------------------------------------------------------

2.   EXTREME'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE..............................................    5
     (A)  Extreme's Extended Right to Remarket................................................................    5
          ------------------------------------
     (B)  Definition of Minimum Extended Remarketing Price....................................................    6
          ------------------------------------------------
     (C)  BNPLC's Right to Sell...............................................................................    6
          ---------------------
     (D)  Extreme's Right to Excess Sales Proceeds............................................................    7
          ----------------------------------------
     (E)  Permitted Transfers During Extreme's Extended Remarketing Period....................................    7
          ----------------------------------------------------------------

3.   TERMS OF CONVEYANCE UPON PURCHASE........................................................................    7

4.   SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF EXTREME AND BNPLC..............................    8
     (A)  Status of this Agreement Generally..................................................................    8
          ----------------------------------
     (B)  Automatic Termination of Extreme's Rights...........................................................    8
          -----------------------------------------
     (C)  Termination of Extreme's Extended Remarketing Rights to Permit a Sale by BNPLC......................    9
          ------------------------------------------------------------------------------
     (D)  Payment Only to BNPLC...............................................................................    9
          ---------------------
     (E)  Remedies Under the Other Operative Documents........................................................    9
          --------------------------------------------
     (F)  Occupancy by Extreme Prior to Closing of a Sale.....................................................    9
          -----------------------------------------------

5.   SECURITY FOR EXTREME'S OBLIGATIONS; RETURN OF FUNDS......................................................    9

6.   CERTAIN REMEDIES CUMULATIVE..............................................................................   10

7.   ATTORNEYS' FEES AND LEGAL EXPENSES.......................................................................   10

8.   ESTOPPEL CERTIFICATE.....................................................................................   10

9.   SUCCESSORS AND ASSIGNS...................................................................................   10

                            Exhibits and Schedules
                            ----------------------

Exhibit A.....................................................                      Legal Description
---------

Exhibit B.....................................................           Grant Deed Form Requirements
---------

Exhibit C.....................................................            Bill of Sale and Assignment
---------

Exhibit D.....................................................          Acknowledgment and Disclaimer
---------

Exhibit E.....................................................                Secretary's Certificate
---------

Exhibit F..................................................... Certificate Concerning Tax Withholding
---------

                              PURCHASE AGREEMENT
                                (IMPROVEMENTS)


     This PURCHASE AGREEMENT (IMPROVEMENTS) (this "Agreement") is made and dated as of June 1, 2000 (the "Effective Date") by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and EXTREME NETWORKS, INC., a Delaware corporation ("Extreme").

                                   RECITALS

     Contemporaneously with the execution of this Agreement, BNPLC and Extreme are executing a Common Definitions and Provisions Agreement (Improvements) dated as of the Effective Date (the "Common Definitions and Provisions Agreement (Improvements)"), which by this reference is incorporated into and made a part of this Agreement for all purposes. As used in this Agreement, capitalized terms defined in the Common Definitions and Provisions Agreement (Improvements) and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement (Improvements).

     Pursuant to the Acquisition Contract, which covers the Land described in Exhibit A, BNPLC is acquiring the Land and any appurtenances thereto and the
---------
existing Improvements thereon from Seller contemporaneously with the execution of this Agreement. Pursuant to the Lease Agreement (Improvements) executed by BNPLC and Extreme contemporaneously with this Agreement (the "Improvements Lease"), BNPLC is leasing the Improvements on the Land to Extreme and agreeing to provide funding for renovations, remodeling, improvements and furnishing of the Improvements, all of which will be owned by BNPLC. (All of BNPLC's interests, including those created by the documents delivered at the closing under the Acquisition Contract, in the Improvements and in all other real and personal property from time to time covered by the Improvements Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "Property". The Property does not include the Land itself, it being understood that the Other Purchase Agreement constitutes a separate agreement providing for the possible sale of the Land and the appurtenances thereto, and only the Land and the appurtenances thereto, from BNPLC to Extreme or a third party designated by Extreme.)

     Extreme and BNPLC have reached agreement upon the terms and conditions upon which Extreme will purchase or arrange for the purchase of the Property, and by this Agreement they desire to evidence such agreement.

                                  AGREEMENTS

     1.   EXTREME'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.

          (A)  Right to Purchase; Initial Remarketing Rights and Obligation.
               ------------------------------------------------------------
Whether or not an Event of Default shall have occurred and be continuing or the Improvements Lease shall have been terminated, but subject to Paragraph 4 below:

               (1) Extreme shall have the right (the "Purchase Option") to purchase or cause an Affiliate of Extreme to purchase the Property and BNPLC's interest in Escrowed Proceeds, if any, on the Designated Sale Date for a cash price equal to the Break Even Price (as defined below).

               (2) If neither Extreme nor an Affiliate of Extreme purchases the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date as provided in the preceding subparagraph 1.(A)(1), then Extreme shall have the following rights and obligations (collectively, "Extreme's Initial Remarketing Rights and Obligations"):

                    (a) First, Extreme shall have the right (but not the obligation) to cause an Applicable Purchaser who is not an Affiliate of Extreme to purchase the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date for a cash purchase price (the "Third Party Price") determined as provided below. If, however, the Break Even Price exceeds the sum of any Third Party Price tendered or to be tendered to BNPLC by an Applicable Purchaser and any Supplemental Payment paid by Extreme as described below, then BNPLC may affirmatively elect to decline such tender from the Applicable Purchaser and to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser pursuant to this subparagraph (a "Voluntary Retention of the Property").

                    (b) Second, if the Third Party Price actually paid by an Applicable Purchaser to BNPLC on the Designated Sale Date exceeds the Break Even Price, Extreme shall be entitled to such excess, subject, however, to BNPLC's right to offset against such excess any and all sums that are then due from Extreme to BNPLC under the other Operative Documents.

                    (c) Third, if for any reason whatsoever (including a Voluntary Retention of the Property or a decision by Extreme not to exercise its right to purchase or cause an Applicable Purchaser to purchase from BNPLC as described above) neither Extreme nor an Applicable Purchaser pays a net cash price to BNPLC on the Designated Sale Date equal to or in excess of the Break Even Price in connection with a sale of the Property and BNPLC's interest in any Escrowed Proceeds pursuant to this Agreement, then Extreme shall have the obligation to pay to BNPLC on the Designated Sale Date a supplemental payment (the "Supplemental Payment") equal to the lesser of (1) the amount by which the Break Even Price exceeds such net cash price (if any) actually received by BNPLC on the Designated Sale Date (such excess being hereinafter called a "Deficiency") or (2) the Maximum Remarketing Obligation. As used herein, the "Maximum Remarketing Obligation" means a dollar amount determined in accordance with the following provisions:

                              1) The "Maximum Remarketing Obligation" will equal the product of (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage, provided that both of the following conditions are satisfied:

                                   (x)  Extreme shall not have elected to
                    accelerate the Designated Sale Date as provided in clause
                    (2) of the definition of Designated Sale Date in the Common Definitions and Provisions Agreement (Improvements).

                                   (y) No Event of Default, other than an Issue 97-1 Non-performance-related Subjective Event of Default, shall occur on or be continuing on the Designated Sale Date.

                              2)   If either of the conditions listed in
               subparagraph 1) preceding are not satisfied, the "Maximum Remarketing Obligation" will equal the Break Even Price.

If any Supplemental Payment or other amount payable to BNPLC pursuant to this subparagraph 1.(A) is not actually paid to BNPLC on the Designated Sale Date, Extreme shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date.

          (B)  Determinations Concerning Price.
               -------------------------------

               (1)  Determination of the Break Even Price.  As used herein,
                    -------------------------------------
     "Break Even Price" means an amount equal, on the Designated Sale Date, to Stipulated Loss Value, plus all out-of-pocket costs and expenses (including appraisal costs, withholding taxes (if any) not constituting Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with any sale of BNPLC's interests in the Property under this Agreement or in connection with collecting payments due hereunder, but less the aggregate amounts (if
                                             --------
     any) of Direct Payments to Participants and Deposit Taker Losses.

               (2)  Determination of Third Party Price.  The Third Party Price
                    ----------------------------------
     required of any Applicable Purchaser purchasing from BNPLC under subparagraph 1.(A)(2)(a) will be determined as follows:

               (a) Extreme may give a notice (a "Remarketing Notice") to BNPLC and to each of the Participants no earlier than one hundred twenty days before the Designated Sale Date and no later than ninety days before the Designated Sale Date, specifying an amount as the Third Party Price that Extreme believes in good faith to constitute reasonably equivalent value for the Property and any Escrowed Proceeds. Once given, a Remarketing Notice shall not be rescinded or modified without BNPLC's written consent.

               (b) If BNPLC believes in good faith that the Third Party Price specified by Extreme in a Remarketing Notice does not constitute reasonably equivalent value for the Property and any Escrowed Proceeds, BNPLC may at any time before sixty days prior to the Designated Sale Date respond to the Remarketing Notice with a notice back to Extreme, objecting to the Third Party Price so specified by Extreme. If BNPLC receives a Remarketing Notice, yet does not respond with an objection as provided in the preceding sentence, the Third Party Price suggested by Extreme in the Remarketing Notice will be the Third Party Price for purposes of this Agreement. If, however, BNPLC does respond with an objection as provided in this subparagraph, and if Extreme and BNPLC do not otherwise agree in writing upon a Third Party Price, then the Third Party Price will be the lesser of (I) fair market value of the Property, plus the amount of any Escrowed Proceeds, as determined by a professional independent appraiser selected by BNPLC, or (II) the Break Even Price.

               (c) If for any reason, including an acceleration of the Designated Sale Date as provided in the definition thereof in the Common Definitions and Provisions Agreement (Improvements), Extreme does not deliver a Remarketing Notice to BNPLC within the time period specified above, then the Third Party Price will be an amount determined in good faith by BNPLC as constituting reasonably equivalent value for the Property and any Escrowed Proceeds, but in no event more than the Break Even Price.

     If any payment to BNPLC by an Applicable Purchaser hereunder is held to constitute a preference or a voidable transfer under Applicable Law, or must for any other reason be refunded by BNPLC to the Applicable Purchaser or to another Person, and if such payment to BNPLC reduced or had the effect of reducing a Supplemental Payment or increased or had the effect of increasing any excess sale proceeds paid to Extreme pursuant to subparagraph 1(A)(2)(b) or pursuant to subparagraph 2.(D), then Extreme shall pay to BNPLC upon demand an amount equal to the reduction of the Supplemental Payment or to the increase of the excess sale proceeds paid to Extreme, as applicable, and this Agreement shall continue to be effective or shall be reinstated as necessary to permit BNPLC to enforce its right to collect such amount from Extreme.

          (C)  Designation of the Purchaser. To give BNPLC the opportunity
               ----------------------------
before the Designated Sale Date to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph 3 (collectively, the "Sale Closing Documents"), Extreme must, by a notice to BNPLC given at least seven days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity the party who will purchase the Property in order to satisfy the obligations of Extreme set forth in subparagraph 1(A). If for any reason Extreme fails to so specify a party who will in accordance with the terms and conditions set forth herein purchase the Property (be it Extreme itself, an Affiliate of Extreme or another Applicable Purchaser), BNPLC shall be entitled to postpone the tender of the Sale Closing Documents until a date after the Designated Sale Date and not more than twenty days after Extreme finally does so specify a party, but such postponement will not relieve or postpone the obligation of Extreme to make a Supplemental Payment on the Designated Sale Date as provided in Paragraph 1.(A)(2)(c).

          (D)  Effect of the Purchase Option and Extreme's Initial Remarketing
               ---------------------------------------------------------------
Rights and Obligations on Subsequent Title Encumbrances. Any conveyance of the
-------------------------------------------------------
Property to Extreme or any Applicable Purchaser pursuant to this Paragraph 1.(A) shall cut off and terminate any interest in the Improvements or other Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business), but not including personal obligations of Extreme to BNPLC under the Improvements Lease or other Operative Documents (including obligations arising under the indemnities therein). Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the Purchase Option and Extreme's Initial Remarketing Rights and Obligations. Further, Extreme and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither Extreme nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of Extreme to cause such payment to all Persons claiming an interest in such payment. Contemporaneously with the execution of this Agreement, the parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of Extreme's rights under this Agreement, including its rights under this subparagraph.

          (E)  Security for the Purchase Option and Extreme's Initial
               ------------------------------------------------------
Remarketing Rights and Obligations. To secure BNPLC's obligation to sell the
----------------------------------
Property pursuant to Paragraph 1.(A) and to pay any damages to Extreme caused by a breach of such obligations, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to Extreme a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Improvements and other Property. Extreme may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. Contemporaneously with the execution of this Agreement, Extreme and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this subparagraph, and Extreme shall be entitled to record such memorandum at any time prior to the Designated Sale Date.

          (F)  Delivery of Books and Records If BNPLC Retains the Property.
               -----------------------------------------------------------
Unless Extreme or its Affiliate or another Applicable Purchaser purchases the Property pursuant to Paragraph 1.(A), promptly after the Designated Sale Date Extreme shall deliver to BNPLC copies of all plans and specifications for the Property prepared in connection with any Initial Renovations made as contemplated by the Improvements Lease, together with all other books and records of Extreme which will be necessary or useful to any future owner's or occupant's use of the Property in the manner permitted by the Improvements Lease.

     2.   EXTREME'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE.

          (A)  Extreme's Extended Right to Remarket. During the two years
               ------------------------------------
following the Designated Sale Date ("Extreme's Extended Remarketing Period"), Extreme shall have the right ("Extreme's Extended Remarketing Right") to cause an Applicable Purchaser who is not an Affiliate of Extreme to purchase the Property for a cash purchase price not below the Minimum Extended Remarketing Price (as defined below). Extreme's Extended Remarketing Right shall, however, be subject to all of the following conditions:

               (1) The Property and BNPLC's interest in Escrowed Proceeds, if any, shall not have been sold on the Designated Sale Date as provided in Paragraph 1 or within the thirty days thereafter as provided in subparagraph 4.(B).

               (2) No Voluntary Retention of the Property shall have occurred as described in subparagraph 1.(A)(2)(a).

               (3) Extreme's Extended Remarketing Right shall not have been terminated pursuant to subparagraph 4.(B) below because of Extreme's failure to make any Supplemental Payment required on the Designated Sale Date.

               (4) Extreme's Extended Remarketing Right shall not have been terminated by BNPLC pursuant to subparagraph 4.(C) below to facilitate BNPLC's sale of the Property to a third party in accordance with subparagraph 2.(C).

               (5) At least thirty days prior to the date upon which BNPLC is to convey the Property to an Applicable Purchaser because of Extreme's exercise of Extreme's Extended Remarketing Right (the "Final Sale Date"), Extreme shall have notified BNPLC of (x) the date proposed by Extreme as the Final Sale Date (which must be a Business Day), (y) the full legal name of the Applicable Purchaser and such other information as will be required to prepare the Sale Closing Documents, and (z) the amount of the purchase price that the Applicable Purchaser will pay (consistent with the minimum required pursuant to the other provisions of this subparagraph 2.(A)) for the Property.

          (B)  Definition of Minimum Extended Remarketing Price. As used herein,
               ------------------------------------------------
the "Minimum Extended Remarketing Price" means, subject to reduction as provided in subparagraph 2.(C) below, an amount equal to the sum of the following:

               (1) the amount by which the Break Even Price computed on the Designated Sale Date exceeds any Supplemental Payment actually paid to BNPLC on the Designated Sale Date, together with interest on such excess computed at the Default Rate from the period commencing on the Designated Sale Date and ending on the Final Sale Date, plus
                                                  ----

               (2) all out-of-pocket costs and expenses (including withholding taxes [if any], other than Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with the sale to the Applicable Purchaser, to the extent not already included in the computation of Break Even Price, and
                                                                         ---
     plus
     ----

               (3) the sum of all Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPLC or any other Interested Party with respect to the ownership, operation or maintenance of the Property on or after the Designated Sale Date, together with interest on such Impositions, insurance premiums and other Losses computed at the Default Rate from the date paid or incurred to the Final Sale Date.

If, however, Losses described in the preceding clause (3) consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Final Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Final Sale Date), then Extreme may elect to exclude any such Losses from the computation of the Minimum Extended Remarketing Price by providing to BNPLC, for the benefit of BNPLC and other Interested Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Minimum Extended Remarketing Price (and, thus, the Break Even Price), any such written indemnity must be fully executed and delivered by Extreme on or prior to the Final Sale Date, must include provisions comparable to subparagraphs
                                                           -------------
5(c)(ii), (iii), (iv) and (v) of the Improvements Lease and otherwise must be in
-----------------------------
form and substance satisfactory to BNPLC.

          (C)  BNPLC's Right to Sell.  After the Designated Sale Date, if the
               ---------------------
Property has not already been sold by BNPLC pursuant to Paragraph 1 or this Paragraph 2, BNPLC shall have the right to sell the Property or offer the Property for sale to any third party on any terms believed to be appropriate by BNPLC in its sole good faith business judgment; provided, however, that so long as the conditions to Extreme's Extended Remarketing Rights specified in subparagraph 2.(A) continue to be satisfied:

               (1) BNPLC shall not sell the Property to an Affiliate of BNPLC on terms less favorable than those which BNPLC would require from a prospective purchaser not an Affiliate of BNPLC;

               (2) If BNPLC receives or desires to make a written proposal (whether in the form of a "letter of intent" or other nonbinding expression of interest or in the form of a more definitive purchase and sale agreement) for a sale of the Property to a prospective purchaser (a "Third Party Sale Proposal"), and if on the basis of such Third Party Sale Proposal BNPLC expects to enter into or to pursue negotiations for a definitive purchase and sale agreement with the prospective purchaser, then prior to executing any such definitive agreement, BNPLC shall submit the Third Party Sale Proposal to Extreme with a notice (the "Third Party Sale Notice") explaining that (A) BNPLC is then prepared to accept a price not below an amount specified in such Third Party Sale Notice (the "Third Party Target Price") if BNPLC and the prospective purchaser reach agreement on other terms and conditions to be incorporated into a definitive purchase and sale agreement, and (B) Extreme's Extended Remarketing Right may be terminated pursuant to subparagraph 4.(C) of this Agreement unless Extreme causes an Applicable Purchaser to consummate a purchase of the Property pursuant to this Paragraph 2 within ninety days after the date of such Third Party Sale Notice.

For a period of ninety days (but only ninety days) after the date of any Third Party Sale Notice, the Minimum Extended Remarketing Price shall be limited in amount so that it does not exceed the Third Party Target Price specified by BNPLC therein. Accordingly, if BNPLC has delivered a Third Party Sale Notice specifying a Third Party Target Price below the Minimum Extended Remarketing Price calculated as provided in subparagraph 2.(B) within the ninety days prior to the Final Sale Date for any sale to an Applicable Purchaser by BNPLC pursuant to this Paragraph 2, then the Minimum Extended Remarketing Price applicable to such sale shall be reduced to the amount of the Third Party Target Price so specified. Such a reduction, however, will apply only to a sale to an Applicable Purchaser actually consummated within the ninety days after the date of the applicable Third Party Sale Notice.

          (D)  Extreme's Right to Excess Sales Proceeds.  If the cash price
               ----------------------------------------
actually paid by any third party purchasing the Property from BNPLC during Extreme's Extended Remarketing Period, including any price paid by an Applicable Purchaser purchasing from BNPLC pursuant to this Paragraph 2, exceeds the Minimum Extended Remarketing Price (calculated as provided in subparagraph 2.(B), without reduction pursuant to subparagraph 2.(C)), then Extreme shall be entitled to the excess; provided, that BNPLC may offset and retain from the excess any and all sums that are then due and unpaid from Extreme to BNPLC under any of the Operative Documents.

          (E)  Permitted Transfers During Extreme's Extended Remarketing Period.
               ----------------------------------------------------------------
Any "Permitted Transfer" described in clause (6) of the definition thereof in
                                      ----------
the Common Definitions and Provisions Agreement (Improvements) to an Affiliate of BNPLC or that covers BNPLC's entire interest in the Improvements will be subject to Extreme's Extended Remarketing Right if, at the time of the Permitted Transfer, Extreme's Extended Remarketing Right has not expired or been terminated as provided herein. Any other Permitted Transfer described in clause
(6) of the definition thereof, however, will not be subject to Extreme's Extended Remarketing Right. Thus, for example, BNPLC's conveyance of a utility easement or space lease more than thirty days after the Designated Sale Date to a Person not an Affiliate of BNPLC shall not be subject to Extreme's Extended Remarketing Right, though following the conveyance of the lesser estate, Extreme's Extended Remarketing Right may continue to apply to BNPLC's remaining interest in the Improvements and any Personal Property.

     3. TERMS OF CONVEYANCE UPON PURCHASE. As necessary to consummate any sale of the Property to Extreme or an Applicable Purchaser pursuant to this Agreement, BNPLC must, subject to any postponement permitted by subparagraph 1.(C), promptly after the tender of the purchase price and any other payments to BNPLC required pursuant to Paragraph 1 or Paragraph 2 (as applicable), and this Paragraph 3 (as applicable), convey all of BNPLC's right, title and interest in the Improvements and other Property to Extreme or the Applicable Purchaser, as the case may be, by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPLC will be subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the rights of BNPLC or other Interested Parties under the indemnities provided in the Operative Documents, including rights to any payments then due from Extreme under the indemnities or that may become due thereafter because of any expense or liability incurred by BNPLC or another Interested Party resulting in whole or in part from events or circumstances occurring or alleged to have occurred before such conveyance. All costs, both foreseen and unforeseen, of any purchase by Extreme or an Applicable Purchaser hereunder shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Corporation Grant Deed in the form attached as Exhibit B-1 or Exhibit B-2 or Exhibit B-3, as required by
                     -----------    -----------    -----------
Exhibit B, (2) a Bill of Sale and Assignment in the form attached as Exhibit C,
---------                                                            ---------
(3) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit D, which Extreme or the Applicable Purchaser must
                 ---------
execute and return to BNPLC, (4) a Secretary's Certificate in the form attached as Exhibit E, and (5) a certificate concerning tax withholding in the form
   ---------
attached as Exhibit F. If for any reason BNPLC fails to tender the Sale Closing
            ---------
Documents as required by this Paragraph 3, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from Extreme.

     4    SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF EXTREME AND
BNPLC.

          (A)  Status of this Agreement Generally. Except as expressly provided
               ----------------------------------
herein, this Agreement shall not terminate; nor shall Extreme have any right to terminate this Agreement; nor shall Extreme be entitled to any reduction of the Break Even Price, any Deficiency, the Maximum Remarketing Obligation, any Supplemental Payment or the Minimum Extended Remarketing Price hereunder; nor shall the obligations of Extreme to BNPLC under Paragraph 1 be affected, by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause (though it is understood that Extreme will receive any remaining Escrowed Proceeds yet to be applied as provided in the Improvements Lease that may result from such damage if Extreme purchases the Property and the Escrowed Proceeds as herein provided), (ii) the taking of or damage to the Property or any portion thereof by eminent domain or otherwise for any reason (though it is understood that Extreme will receive any remaining Escrowed Proceeds yet to be applied as provided in the Improvements Lease that may result from such taking or damage if Extreme purchases the Property and the Escrowed Proceeds as herein provided), (iii) the prohibition, limitation or restriction of Extreme's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of Extreme or any party claiming under Extreme by paramount title or otherwise, (v) Extreme's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Improvements Lease or any other agreement to which

BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Extreme hereunder (including the obligation to make any Supplemental Payment as provided in Paragraph 1) shall be separate and independent covenants and agreements from BNPLC's obligations under this Agreement or any other agreement between BNPLC and Extreme; provided, however, that nothing in this subparagraph shall excuse BNPLC from its obligation to tender the Sale Closing Documents in substantially the form attached hereto as exhibits when required by Paragraph 3. Further, nothing in this subparagraph shall be construed as a waiver by Extreme of any right Extreme may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this Agreement: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC, or
(iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC.

          (B)  Automatic Termination of Extreme's Rights. Without limiting
               -----------------------------------------
BNPLC's right to enforce Extreme's obligation to pay any Supplemental Payment or other amounts required by this Agreement, the rights of Extreme (to be distinguished from the obligations of Extreme) included in Extreme's Initial Remarketing Rights and Obligations, the Purchase Option and Extreme's Extended Remarketing Rights shall all terminate automatically if Extreme shall fail to pay the full amount of any Supplemental Payment required by subparagraph 1.(A)(2)(c) on the Designated Sale Date or if BNPLC shall elect a Voluntary Retention of the Property as provided in subparagraph 1.(A)(2)(a). Notwithstanding anything in this subparagraph to the contrary, however, even after a failure to pay any required Supplemental Payment on the Designated Sale Date, Extreme may nonetheless tender to BNPLC the full Break Even Price and all amounts then due under the Operative Documents, together with interest on the total Break Even Price computed at the Default Rate from the Designated Sale Date to the date of tender, on any Business Day within thirty days after the Designated Sale Date, and if presented with such a tender within thirty days after the Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and the Sale Closing Documents listed in Paragraph 3 to Extreme.

          (C)  Termination of Extreme's Extended Remarketing Rights to Permit a
               ----------------------------------------------------------------
Sale by BNPLC. At any time more than ninety days after BNPLC has delivered a
-------------
Third Party Sale Notice to Extreme as described in subparagraph 2.(C)(2), BNPLC may terminate Extreme's Extended Remarketing Rights contemporaneously with the consummation of a sale of the Property by BNPLC to any third party (be it the prospective purchaser named in the Third Party Sale Notice or another third party) at a price equal to or in excess of the Third Party Target Price specified in the Third Party Sale Notice, so as to permit the sale of the Property unencumbered by Extreme's Extended Remarketing Rights.

          (D)  Payment Only to BNPLC. All amounts payable under this Agreement
               ---------------------
by Extreme and, if applicable, by an Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under subparagraph 1.(A), on the Designated Sale Date Extreme must pay all amounts then due to BNPLC under the Land Lease or other Operative Documents. This subparagraph shall not, however, be construed to limit Extreme's right to require the deduction of Direct Payments to Participants and Deposit Taker Losses in the calculation of the Break Even Price as provided in subparagraph 1.(B)(1).

     In additional to the payments required under subparagraph 1.(A), on the Designated Sale Date Extreme must pay all amounts then due to BNPLC under the Improvements Lease or other Operative Documents.

          (E)  Remedies Under the Other Operative Documents. No repossession of
               --------------------------------------------
or re-entering upon the Property or exercise of any other remedies available to BNPLC under the Land Lease or other Operative Documents shall terminate Extreme's rights or obligations hereunder, all of which shall survive BNPLC's exercise of remedies under the other Operative Documents. Extreme acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Land Lease and the Closing

Certificate, and Extreme's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse Extreme from performance of its obligations under such other Operative Documents.

          (F)  Occupancy by Extreme Prior to Closing of a Sale. Prior to the
               -----------------------------------------------
closing of any sale of the Property to Extreme or an Applicable Purchaser hereunder, Extreme's occupancy of the Land and its use of the Property shall continue to be subject to the terms and conditions of the Land Lease, including the terms setting forth Extreme's obligation to pay rent, prior to any termination or expiration of the Land Lease pursuant to its express terms and conditions.

     5    SECURITY FOR EXTREME'S OBLIGATIONS; RETURN OF FUNDS. Extreme's
obligations under this Agreement are secured by the Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies provided to BNPLC thereby. Although the collateral agent appointed for BNPLC as provided in the Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by Extreme of Extreme's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Break Even Price or any Supplemental Payment or a measure of BNPLC's damages should Extreme breach this Agreement. If Extreme does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to Extreme, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from Extreme. If by a Permitted Transfer BNPLC conveys its interest in the Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the transferee. BNPLC shall be entitled to return any Collateral not sold or used to satisfy the obligations secured by the Pledge Agreement directly to Extreme notwithstanding any prior actual or attempted conveyance or assignment by Extreme, voluntary or otherwise, of any right to receive the same; neither BNPLC nor the collateral agent named in the Pledge Agreement shall be responsible for the proper distribution or application by Extreme of any such Collateral returned to Extreme; and any such return of Collateral to Extreme shall discharge any obligation of BNPLC to deliver such Collateral to all Persons claiming an interest in the Collateral. Further, BNPLC shall be entitled to deliver any Escrowed Proceeds it holds on the Designated Sale Date directly to Extreme or to any Applicable Purchaser purchasing BNPLC's interest in the Property and the Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by Extreme, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by Extreme or any Applicable Purchaser of any such Escrowed Proceeds paid over to Extreme or the Applicable Purchaser; and any such payment of Escrowed Proceeds to Extreme or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

     6    CERTAIN REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

     7    ATTORNEYS' FEES AND LEGAL EXPENSES. If either party to this Agreement commences any legal action or other proceeding to enforce any of the terms of this Agreement, or because of any breach by the other party or dispute hereunder, the party prevailing in such action or proceeding shall be entitled to recover from the other party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

     8    ESTOPPEL CERTIFICATE. Upon request by BNPLC, Extreme shall execute, acknowledge and deliver a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which Extreme has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Property.

     9    SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Extreme and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of Extreme and BNPLC and all permitted transferees, mortgagees, successors and assignees of Extreme and BNPLC with respect to the Property; provided, that (A) the rights of BNPLC hereunder shall not pass to Extreme or any Applicable Purchaser or any subsequent owner claiming through Extreme or an Applicable Purchaser, (B) BNPLC shall not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and (C) Extreme shall not assign this Agreement or any rights hereunder without the prior written consent of BNPLC.

                           [Signature pages follow.]

     IN WITNESS WHEREOF, Extreme and BNPLC have caused this Agreement to be executed as of June 1, 2000.


                                             "Extreme"

                                             EXTREME NETWORKS, INC.


                                             By:  ___________________________
                                                  Name:______________________
                                                  Title:_____________________

[Continuation of signature pages to Purchase Agreement (Land) dated to be effective June 1, 2000]


                                             "BNPLC"

                                             BNP LEASING CORPORATION

                                             By:  ______________________________
                                                  Lloyd G. Cox, Vice President

                                   Exhibit A
                                   ---------

                               LEGAL DESCRIPTION

All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Being a portion of that certain 24.740 acre parcel as shown on that certain Record of Survey filed in Book 447 of Maps, at Page 33, Santa Clara County Records, described as follows:

Beginning at the Northwest corner of said 24.740 acre parcel; thence from said point of beginning along the Northerly line of said 24.470 acre parcel N. 89 degrees 25 minutes 00 seconds E. 995.17 feet; thence leaving said Northerly lines S. 0 degrees 10 minutes 00 seconds W. 705.02 feet to a point in the Southerly line of said 24.740 acre parcel; thence along said Southerly line the following courses: S. 89 degrees 25 minutes 00 seconds W. 181.82 feet; S. 2.00 feet and S. 89 degrees 25 minutes 00 seconds W. 760.70 feet; thence leaving said Southerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of
79.4 feet to a point in the Westerly line of said 24.470 acre parcel; thence along said Westerly line N. 0 degrees 00 minutes 27 seconds W. 656.49 feet to the point of beginning.

                                   Exhibit B
                                   ---------

             Requirements Re: Form of Grant Deed and Ground Lease

The form of deed to be used to convey BNPLC's interest in the Land to Extreme or an Applicable Purchaser will depend upon whether BNPLC's interest in the Improvements has been or is being conveyed at the same time to the same party.

If BNPLC's interests in both the Land and the Improvements are to be conveyed to Extreme or an Applicable Purchaser at the same time, because a sale under this Purchase Agreement and a sale under the Other Purchase Agreement (covering the Improvements) are being consummated at the same time and to the same party, then the one deed in form attached as Exhibit B-1 will be used to convey both.
                                 -----------

If, however, a sale of BNPLC's interest in the Improvements pursuant to the Other Purchase Agreement has not been consummated before, and is not being consummated contemporaneously with the sale of BNPLC's interest in the Land under this Agreement, then BNPLC's interest in the Land will be conveyed by a deed in the from attached as Exhibit B-2, and BNPLC and the grantee under such deed shall, as a condition to BNPLC's obligation to deliver the deed, execute and deliver a Ground Lease covering the Land in the form attached hereto as Exhibit B-3.
-----------

Finally, BNPLC's interest in the Land will be conveyed by a deed in the from attached as Exhibit B-4 if BNPLC's interest in the Improvements has been sold pursuant to the Other Purchase Agreement before a sale of BNPLC's interest in the Land under this Agreement, or if BNPLC's interest in the Improvements is being sold contemporaneously with a sale of BNPLC's interest in the Land, but the purchaser of the Improvements is not the same as the purchaser of the Land.

                                  Exhibit B-1
                                  -----------

                            CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
-------------------------

NAME: [Extreme or the Applicable Purchaser]
ADDRESS:  _____________________________
ATTN:     _____________________________
CITY:     _____________________________
STATE: ________________________________
Zip:      _____________________________

MAIL TAX STATEMENTS TO:
----------------------

NAME: [Extreme or the Applicable Purchaser]
ADDRESS:  _____________________________
ATTN:     _____________________________
CITY:     _____________________________
STATE: ________________________________
Zip:      _____________________________


                            CORPORATION GRANT DEED
                       (Covering Land and Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [Extreme or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Santa Clara, California, described on Annex A attached hereto and hereby made a part hereof and all improvements on such land, together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to such land or the improvements thereon; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances"). Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this deed.

                                             BNP LEASING CORPORATION

Date: As of_____________                     By:     ___________________________
                                                     Its:

                                             Attest: ___________________________
                                                     Its:

                                             [Extreme or Applicable Purchaser]


Date: As of_____________                     By:     ___________________________
                                                     Its:

                                             Attest: ___________________________
                                                     Its:

STATE OF _____________    )
                          )   SS
COUNTY OF _____________   )


     On___________________ before me,_________, personally appeared _________
and________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature________________________________

                             Exhibit B-1 - Page 2

STATE OF _____________    )
                          )   SS
COUNTY OF _____________   )



     On___________________ before me,_________, personally appeared _________
and____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature____________________________

                             Exhibit B-1 - Page 3

                                    Annex A

                               LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
---------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH EXTREME REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Being a portion of that certain 24.740 acre parcel as shown on that certain Record of Survey filed in Book 447 of Maps, at Page 33, Santa Clara County Records, described as follows:

Beginning at the Northwest corner of said 24.740 acre parcel; thence from said point of beginning along the Northerly line of said 24.470 acre parcel N. 89 degrees 25 minutes 00 seconds E. 995.17 feet; thence leaving said Northerly lines S. 0 degrees 10 minutes 00 seconds W. 705.02 feet to a point in the Southerly line of said 24.740 acre parcel; thence along said Southerly line the following courses: S. 89 degrees 25 minutes 00 seconds W. 181.82 feet; S. 2.00 feet and S. 89 degrees 25 minutes 00 seconds W. 760.70 feet; thence leaving said Southerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of
79.4 feet to a point in the Westerly line of said 24.470 acre parcel; thence along said Westerly line N. 0 degrees 00 minutes 27 seconds W. 656.49 feet to the point of beginning.


                             Exhibit B-1 - Page 4

                                    Annex B

                            Permitted Encumbrances

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY
---------------
BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF EXTREME'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

     This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Land) incorporated by reference into the Lease Agreement (Land) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1.   TAXES for the fiscal year 2000-2001, a lien not yet due or payable.

2. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5, (commencing with Section 75) to the Revenue and Taxation Code of the State of California.

3. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
     In Favor Of:   City of Santa Clara
     For:      electric wire overhang purposes
     Recorded: November 28, 1960 in Book 4995, Page 160, Official Records
     Affects:  Northerly 5 feet of said land, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000

4. The fact that the ownership of said land does not include any right of ingress or egress to or from Lawrence Expressway contiguous thereto, said right having been relinquished by deed,
     From:  Jefferson Union Elementary School District of the County of Santa
            Clara
     To:    County of Santa Clara, State of California
     Recorded:  June 4, 1965 in Book 6982, Page 1, Official Records

     Said land, however, abuts on a public street other than the one referred to above, over which rights of vehicular access have not been relinquished.

5. An Agreement, affecting said land, for the purposes stated herein and subject to the terms, covenants, conditions, restrictions, and easements, if any, contained therein
     For:      Postponed Traffic Signal Improvements
     Dated:    October 4, 1983
     Executed by:   City of Santa Clara, California, a municipal corporation and
                    MPJ, a California partnership
     Recorded:      November 16, 1983 in Book I 070, Page 333, Official Records.

6. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
     In Favor Of:   City of Santa Clara, a municipal corporation
     For:      roadway purposes and public utilities
     Recorded:      November 30, 1983 in Book I 111, Page 606, Official Records
     Affects:A portion of that certain 24.740 acre parcel of land as shown on that certain Record of Survey filed for record in Book 447 of Maps, at page 33, Santa Clara County Records, described as

                         Exhibit B-1 - Page 5 follows:

                         follows:

         Beginning at a point in the Northerly line of Monroe Avenue, as shown on said map at the Westerly terminus of the course shown as N. 89 degrees 25 minutes 00 seconds E. 760.70; thence from said point of beginning along said Northerly line N. 89 degrees 25 minutes 00 seconds
         E. 760.70 feet and N. 2.00 feet; thence leaving said Northerly line along a line parallel with said course of N. 89 degrees 25 minutes 00 seconds E.; S. 89 degrees 25 minutes 00 seconds W. 334.99 feet; thence leaving said parallel line N. 87 degrees 09 minutes 00 seconds W. 66.79 feet; thence along a line parallel with said course N. 89 degrees 25 minutes 00 seconds E.; S. 89 degrees 25 minutes 00 seconds W. 359.00 feet; thence leaving said Westerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of 79.04 feet to a point of cusp in the Westerly line of said 24.740 acre parcel; thence along said Westerly line S. 0 degrees 00 minutes 27 seconds E. 6.00 feet; thence leaving said Westerly line along a tangent curve to the left, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of 79.04 feet to the point of beginning, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000.

7. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
         In Favor Of: City of Santa Clara, a municipal corporation
         For:   underground electrical distribution and/or communication systems
         Recorded:    May 17, 1984 in Book I 552, Page 595, Official Records
         Affects. as follows:

         Parcel 1:

         Commencing at the point of intersection of the Westerly line of that certain 24.74 acre parcel of land shown upon that Record of Survey filed for recorded August 10, 1979 in Book 447 of Maps, at page 33, Santa Clara County Records, with a line parallel with and 10 feet Southerly of, measured at right angles to, the Northerly line of said parcel; thence along said parallel line N. 89 degrees 25 minutes 00 seconds E. 107.00 feet; thence parallel with said Westerly line S. 0 degrees 00 minutes 27 seconds E. 319.16 feet; thence S. 34 degrees 02 minutes 45 seconds W. 87.51 feet, more or less, to intersection with a line parallel with and 58 feet Easterly of measured at right angles to, said Westerly line; thence along last said parallel line S. 0 degrees 00 minutes 27 seconds E. 294.30 feet, more or less, to intersection with a line parallel with and 5 feet Northerly of, measured at right angles to, the Northerly line of that real property conveyed to the City of Santa Clara by that deed filed for record November 30, 1983 in Book I 111 of Official Records, at page 606, said County Records; thence along last said parallel line the following three (3) courses:
         N. 89 degrees 25 minutes 00 seconds E. 351.81 feet; S. 87 degrees 09 minutes 00 seconds E. 66.79 feet; N. 89 degrees 25 minutes 00 seconds
         E. 334.69 feet; thence continuing parallel with the Southerly line of first said parcel N. 89 degrees 25 minutes 00 seconds E. 181.89 feet, more or less, to termination in the Easterly line of that certain parcel of real property conveyed to MPJ Partnership, by that Grant Deed filed for record August 25, 1983 in Book H 838 of Official Records, at page 215, said County Records.

         Parcel 2:

         A portion of said 24.74 acre parcel of land contiguous to and Northerly of said real property conveyed by deed recorded in Book I 111, at page 606, contiguous to and Westerly of hereinabove described strip of land and bounded on the North by a line parallel with and 5 feet Northerly of, measured at right angles to, that course N. 89 degrees 25 minutes 00 seconds E. 351.81 feet in the hereinabove described centerline.

         Parcel 3:

         A strip of land 10 feet in width and 30 feet in length of centerline of said strip being parallel with and 325.5 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel and terminating on

                             Exhibit B-1 - Page 6
         the West in the Easterly line of first hereinabove described strip; thence continuing Easterly along last said parallel line for a distance of 15 feet, as the centerline of a strip of land 15 feet in width, to termination of said centerline and strip.

         Parcel 4:

         A strip of land 10 feet in width and 12 feet in length the centerline of said strip being parallel with and 116.5 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel and terminating on the West in the Easterly line of first hereinabove described strip; thence continuing Easterly along last said parallel line for a distance of 15 feet in width, lying 5 feet Northerly and 10 feet Southerly of said parallel line to the Easterly terminus of said strip.

         Parcel 5:

         A strip of land 10 feet in width, the centerline of said strip being described as follows:

         Commencing at the point of intersection of the Northerly line of first hereinabove described strip of land with a line parallel with and 824.5 feet Easterly of, measured at right angles to, that course in the Westerly boundary of said 24.75 acre parcel bearing N. 0 degrees 00 minutes 27 seconds W.; thence along last said parallel line N. 0 degrees 00 minutes 27 seconds W. 367.96 feet, more or less, to a line parallel with and 327 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel; thence along last said parallel line S. 89 degrees 25 minutes 00 seconds W. 78 feet to a line parallel with and 746.5 feet Easterly of, measured at right angles to, said Westerly line of the 24.74 acre parcel; thence along last said parallel line N. 0 degrees 00 minutes 27 seconds W. 203 feet; thence continuing as the centerline of a strip of land 15 feet in width N. 0 degrees 00 minutes 27 seconds W. 15 feet, more or less, to termination of said strip and centerline in a line parallel with and 109 feet Southerly of, measured at right angles to, last said Northerly line.

         Parcel 6:

         A 15 foot square parcel of land contiguous to and Southerly of last hereinabove described 10 foot wide strip of land and centered on the Southerly prolongation of hereinabove mentioned course N. 0 degrees 00 minutes 27 seconds W. 203 feet, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000.

8. Lease Agreement (Land) dated as of June 1, 2000, by and between BNP Leasing Corporation, as lessor, and Extreme Networks, Inc., as lessee, and Lease Agreement (Improvements) dated as of June 1, 2000, by and between BNP Leasing Corporation, as lessor, and Extreme Networks, Inc., as lessee.

                             Exhibit B-1 - Page 7

                                  Exhibit B-2
                                  -----------

                            CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
-------------------------

NAME: [Extreme or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:   ___________________
Zip:           ___________________

MAIL TAX STATEMENTS TO:
----------------------

NAME: [Extreme or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:   ___________________
Zip:           ___________________

                            CORPORATION GRANT DEED
        (Covering Improvements but not the Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [Extreme or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Santa Clara, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements, this deed does not convey any interest in the Land under the Improvements or any rights or easements appurtenant to Improvements. Grantor retains and reserves all right, title and interest of Grantor in and to the Land and any rights and easements appurtenant to Land. Further, this deed does not convey any right of access over or right to use the Land, it being understood that the right of Grantee or its successors and assigns to maintain or use the improvements conveyed hereby shall be on and subject to the terms and conditions of any separate ground lease or deed that Grantee may from time to time obtain from the owner of the Land. If Grantee does not obtain a separate deed or ground lease giving Grantee the authority to maintain the Improvements on the Land, Grantee shall remove or abandon the Improvements promptly upon request of the owner of the Land. Nothing herein or in the agreements pursuant to which this deed is being delivered shall be construed as an obligation on the part of Grantor to deliver or cooperate reasonably in obtaining for Grantee any deed or ground lease covering the Land described on Annex A.

                                             BNP LEASING CORPORATION

Date: As of ____________                     By:     ___________________________
                                                     Its:

                                             Attest: ___________________________
                                                     Its:

                                             [Extreme or Applicable Purchaser]


Date: As of ____________                     By:     ___________________________
                                                     Its:

                                             Attest: ___________________________
                                                     Its:

STATE OF ____________      )
                           )       SS
COUNTY OF ___________      )


     On ___________________ before me,__________, personally appeared __________
and ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature _______________________________

                             Exhibit B-2 - Page 2

STATE OF ____________      )
                           )       SS
COUNTY OF ___________      )


     On ___________________ before me, ___________, personally appeared ________
and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature ______________________________

                             Exhibit B-2 - Page 3

                                    Annex A

                               LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH EXTREME REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Being a portion of that certain 24.740 acre parcel as shown on that certain Record of Survey filed in Book 447 of Maps, at Page 33, Santa Clara County Records, described as follows:

Beginning at the Northwest corner of said 24.740 acre parcel; thence from said point of beginning along the Northerly line of said 24.470 acre parcel N. 89 degrees 25 minutes 00 seconds E. 995.17 feet; thence leaving said Northerly lines S. 0 degrees 10 minutes 00 seconds W. 705.02 feet to a point in the Southerly line of said 24.740 acre parcel; thence along said Southerly line the following courses: S. 89 degrees 25 minutes 00 seconds W. 181.82 feet; S. 2.00 feet and S. 89 degrees 25 minutes 00 seconds W. 760.70 feet; thence leaving said Southerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of
79.4 feet to a point in the Westerly line of said 24.470 acre parcel; thence along said Westerly line N. 0 degrees 00 minutes 27 seconds W. 656.49 feet to the point of beginning.

                             Exhibit B-2 - Page 4

                                    Annex B

                            Permitted Encumbrances

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY
 --------------
BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF EXTREME'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Improvements) incorporated by reference into the Lease Agreement (Improvements) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1.       TAXES for the fiscal year 2000-2001, a lien not yet due or payable.

2. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5, (commencing with Section 75) to the Revenue and Taxation Code of the State of California.

3. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
         In Favor Of: City of Santa Clara
         For:     electric wire overhang purposes
         Recorded:    November 28, 1960 in Book 4995, Page 160, Official Records
         Affects: Northerly 5 feet of said land, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated
                      April 27, 2000, revised May 22, 2000

4. The fact that the ownership of said land does not include any right of ingress or egress to or from Lawrence Expressway contiguous thereto, said right having been relinquished by deed,
         From: Jefferson Union Elementary School District of the County of Santa
               Clara
         To:   County of Santa Clara, State of California
         Recorded:  June 4, 1965 in Book 6982, Page 1, Official Records

         Said land, however, abuts on a public street other than the one referred to above, over which rights of vehicular access have not been relinquished.

5. An Agreement, affecting said land, for the purposes stated herein and subject to the terms, covenants, conditions, restrictions, and easements, if any, contained therein
         For:     Postponed Traffic Signal Improvements
         Dated:   October 4, 1983
         Executed by: City of Santa Clara, California, a municipal corporation and MPJ, a California partnership
         Recorded:    November 16, 1983 in Book I 070, Page 333, Official
                      Records.

6. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,

         In Favor Of: City of Santa Clara, a municipal corporation
         For:     roadway purposes and public utilities
         Recorded:    November 30, 1983 in Book I 111, Page 606, Official
                      Records
         Affects: A portion of that certain 24.740 acre parcel of land as shown on that certain Record of Survey filed for record in Book
                      447 of Maps, at page 33, Santa Clara County Records, described as

                             Exhibit B-2 - Page 5
                    follows:

         Beginning at a point in the Northerly line of Monroe Avenue, as shown on said map at the Westerly terminus of the course shown as N. 89 degrees 25 minutes 00 seconds E. 760.70; thence from said point of beginning along said Northerly line N. 89 degrees 25 minutes 00 seconds
         E. 760.70 feet and N. 2.00 feet; thence leaving said Northerly line along a line parallel with said course of N. 89 degrees 25 minutes 00 seconds E.; S. 89 degrees 25 minutes 00 seconds W. 334.99 feet; thence leaving said parallel line N. 87 degrees 09 minutes 00 seconds W. 66.79 feet; thence along a line parallel with said course N. 89 degrees 25 minutes 00 seconds E.; S. 89 degrees 25 minutes 00 seconds W. 359.00 feet; thence leaving said Westerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of 79.04 feet to a point of cusp in the Westerly line of said 24.740 acre parcel; thence along said Westerly line S. 0 degrees 00 minutes 27 seconds E. 6.00 feet; thence leaving said Westerly line along a tangent curve to the left, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of 79.04 feet to the point of beginning, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000.

7. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
         In Favor Of: City of Santa Clara, a municipal corporation
         For:   underground electrical distribution and/or communication systems
         Recorded:    May 17, 1984 in Book I 552, Page 595, Official Records
         Affects. as follows:

         Parcel 1:

         Commencing at the point of intersection of the Westerly line of that certain 24.74 acre parcel of land shown upon that Record of Survey filed for recorded August 10, 1979 in Book 447 of Maps, at page 33, Santa Clara County Records, with a line parallel with and 10 feet Southerly of, measured at right angles to, the Northerly line of said parcel; thence along said parallel line N. 89 degrees 25 minutes 00 seconds E. 107.00 feet; thence parallel with said Westerly line S. 0 degrees 00 minutes 27 seconds E. 319.16 feet; thence S. 34 degrees 02 minutes 45 seconds W. 87.51 feet, more or less, to intersection with a line parallel with and 58 feet Easterly of measured at right angles to, said Westerly line; thence along last said parallel line S. 0 degrees 00 minutes 27 seconds E. 294.30 feet, more or less, to intersection with a line parallel with and 5 feet Northerly of, measured at right angles to, the Northerly line of that real property conveyed to the City of Santa Clara by that deed filed for record November 30, 1983 in Book I 111 of Official Records, at page 606, said County Records; thence along last said parallel line the following three (3) courses:
         N. 89 degrees 25 minutes 00 seconds E. 351.81 feet; S. 87 degrees 09 minutes 00 seconds E. 66.79 feet; N. 89 degrees 25 minutes 00 seconds
         E. 334.69 feet; thence continuing parallel with the Southerly line of first said parcel N. 89 degrees 25 minutes 00 seconds E. 181.89 feet, more or less, to termination in the Easterly line of that certain parcel of real property conveyed to MPJ Partnership, by that Grant Deed filed for record August 25, 1983 in Book H 838 of Official Records, at page 215, said County Records.

         Parcel 2:

         A portion of said 24.74 acre parcel of land contiguous to and Northerly of said real property conveyed by deed recorded in Book I 111, at page 606, contiguous to and Westerly of hereinabove described strip of land and bounded on the North by a line parallel with and 5 feet Northerly of, measured at right angles to, that course N. 89 degrees 25 minutes 00 seconds E. 351.81 feet in the hereinabove described centerline.

         Parcel 3:

         A strip of land 10 feet in width and 30 feet in length of centerline of said strip being parallel with and 325.5 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel and terminating on

                             Exhibit B-2 - Page 6
         the West in the Easterly line of first hereinabove described strip; thence continuing Easterly along last said parallel line for a distance of 15 feet, as the centerline of a strip of land 15 feet in width, to termination of said centerline and strip.

         Parcel 4:

         A strip of land 10 feet in width and 12 feet in length the centerline of said strip being parallel with and 116.5 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel and terminating on the West in the Easterly line of first hereinabove described strip; thence continuing Easterly along last said parallel line for a distance of 15 feet in width, lying 5 feet Northerly and 10 feet Southerly of said parallel line to the Easterly terminus of said strip.

         Parcel 5:

         A strip of land 10 feet in width, the centerline of said strip being described as follows:

         Commencing at the point of intersection of the Northerly line of first hereinabove described strip of land with a line parallel with and 824.5 feet Easterly of, measured at right angles to, that course in the Westerly boundary of said 24.75 acre parcel bearing N. 0 degrees 00 minutes 27 seconds W.; thence along last said parallel line N. 0 degrees 00 minutes 27 seconds W. 367.96 feet, more or less, to a line parallel with and 327 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel; thence along last said parallel line S. 89 degrees 25 minutes 00 seconds W. 78 feet to a line parallel with and 746.5 feet Easterly of, measured at right angles to, said Westerly line of the 24.74 acre parcel; thence along last said parallel line N. 0 degrees 00 minutes 27 seconds W. 203 feet; thence continuing as the centerline of a strip of land 15 feet in width N. 0 degrees 00 minutes 27 seconds W. 15 feet, more or less, to termination of said strip and centerline in a line parallel with and 109 feet Southerly of, measured at right angles to, last said Northerly line.

         Parcel 6:

         A 15 foot square parcel of land contiguous to and Southerly of last hereinabove described 10 foot wide strip of land and centered on the Southerly prolongation of hereinabove mentioned course N. 0 degrees 00 minutes 27 seconds W. 203 feet, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000.

8. Lease Agreement (Land) dated as of June 1, 2000, by and between BNP Leasing Corporation, as lessor, and Extreme Networks, Inc., as lessee, and Lease Agreement (Improvements) dated as of June 1, 2000, by and between BNP Leasing Corporation, as lessor, and Extreme Networks, Inc., as lessee.

                             Exhibit B-2 - Page 7

                                  Exhibit B-3
                                  -----------

                            CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
-------------------------

NAME: [Extreme or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:   ___________________
Zip:           ___________________

MAIL TAX STATEMENTS TO:
----------------------

NAME: [Extreme or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:   ___________________
Zip:           ___________________

                            CORPORATION GRANT DEED
          (Covering Improvements but not Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [Extreme or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Santa Clara, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements on the Land, this deed does not convey any interest in the Land itself or any rights or easements appurtenant to Land. Prior to or contemporaneously with the delivery of this deed, Grantor has conveyed or is conveying the Land and appurtenant rights and easements to another party, subject to the terms and conditions of a Ground Lease dated ________, filed or to be filed for record in the Santa Clara County records. Grantor is assigning it's rights as lessee under the Ground Lease to Grantee by a separate instrument dated of even date herewith.

                                        BNP LEASING CORPORATION

Date: As of ____________                By:     ________________________________
                                                Its:

                                        Attest: ________________________________
                                                Its:

                                        [Extreme or Applicable Purchaser]


Date: As of ____________                By:     ________________________________
                                                Its:

                                        Attest: ________________________________
                                                Its:

STATE OF ____________      )
                           )       SS
COUNTY OF ___________      )


     On ___________________ before me,_________, personally appeared ___________
and _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature _________________________________

                             Exhibit B-3 - Page 2

STATE OF ____________      )
                           )       SS
COUNTY OF ___________      )


     On ___________________ before me, ___________, personally appeared ________
and __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature _______________________________

                             Exhibit B-3 - Page 3

                                    Annex A

                               LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH EXTREME REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Being a portion of that certain 24.740 acre parcel as shown on that certain Record of Survey filed in Book 447 of Maps, at Page 33, Santa Clara County Records, described as follows:

Beginning at the Northwest corner of said 24.740 acre parcel; thence from said point of beginning along the Northerly line of said 24.470 acre parcel N. 89 degrees 25 minutes 00 seconds E. 995.17 feet; thence leaving said Northerly lines S. 0 degrees 10 minutes 00 seconds W. 705.02 feet to a point in the Southerly line of said 24.740 acre parcel; thence along said Southerly line the following courses: S. 89 degrees 25 minutes 00 seconds W. 181.82 feet; S. 2.00 feet and S. 89 degrees 25 minutes 00 seconds W. 760.70 feet; thence leaving said Southerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of
79.4 feet to a point in the Westerly line of said 24.470 acre parcel; thence along said Westerly line N. 0 degrees 00 minutes 27 seconds W. 656.49 feet to the point of beginning.

                             Exhibit B-3 - Page 4

                                    Annex B

                            Permitted Encumbrances

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY
 --------------
BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF EXTREME'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Improvements) incorporated by reference into the Lease Agreement (Improvements) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1.       TAXES for the fiscal year 2000-2001, a lien not yet due or payable.

2. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5, (commencing with Section 75) to the Revenue and Taxation Code of the State of California.

3. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
         In Favor Of: City of Santa Clara
         For:     electric wire overhang purposes
         Recorded:    November 28, 1960 in Book 4995, Page 160, Official Records
         Affects: Northerly 5 feet of said land, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000

4. The fact that the ownership of said land does not include any right of ingress or egress to or from Lawrence Expressway contiguous thereto, said right having been relinquished by deed,
         From: Jefferson Union Elementary School District of the County of Santa
               Clara
         To:   County of Santa Clara, State of California
         Recorded:   June 4, 1965 in Book 6982, Page 1, Official Records

         Said land, however, abuts on a public street other than the one referred to above, over which rights of vehicular access have not been relinquished.

5. An Agreement, affecting said land, for the purposes stated herein and subject to the terms, covenants, conditions, restrictions, and easements, if any, contained therein
         For:     Postponed Traffic Signal Improvements
         Dated:   October 4, 1983
         Executed by: City of Santa Clara, California, a municipal corporation and MPJ, a California partnership
         Recorded: November 16, 1983 in Book I 070, Page 333, Official Records.

6. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
         In Favor Of: City of Santa Clara, a municipal corporation
         For:     roadway purposes and public utilities
         Recorded:   November 30, 1983 in Book I 111, Page 606, Official Records
         Affects:  A portion of that certain 24.740 acre parcel of land as shown on that certain Record of Survey filed for record in Book
                     447 of Maps, at page 33, Santa Clara County Records, described as

                             Exhibit B-3 - Page 5
                        follows:

         Beginning at a point in the Northerly line of Monroe Avenue, as shown on said map at the Westerly terminus of the course shown as N. 89 degrees 25 minutes 00 seconds E. 760.70; thence from said point of beginning along said Northerly line N. 89 degrees 25 minutes 00 seconds
         E. 760.70 feet and N. 2.00 feet; thence leaving said Northerly line along a line parallel with said course of N. 89 degrees 25 minutes 00 seconds E.; S. 89 degrees 25 minutes 00 seconds W. 334.99 feet; thence leaving said parallel line N. 87 degrees 09 minutes 00 seconds W. 66.79 feet; thence along a line parallel with said course N. 89 degrees 25 minutes 00 seconds E.; S. 89 degrees 25 minutes 00 seconds W. 359.00 feet; thence leaving said Westerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of 79.04 feet to a point of cusp in the Westerly line of said 24.740 acre parcel; thence along said Westerly line S. 0 degrees 00 minutes 27 seconds E. 6.00 feet; thence leaving said Westerly line along a tangent curve to the left, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of 79.04 feet to the point of beginning, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000.

7. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
         In Favor Of: City of Santa Clara, a municipal corporation
         For:     underground electrical distribution and/or communication
         systems
         Recorded:    May 17, 1984 in Book I 552, Page 595, Official Records
         Affects. as follows:

         Parcel 1:

         Commencing at the point of intersection of the Westerly line of that certain 24.74 acre parcel of land shown upon that Record of Survey filed for recorded August 10, 1979 in Book 447 of Maps, at page 33, Santa Clara County Records, with a line parallel with and 10 feet Southerly of, measured at right angles to, the Northerly line of said parcel; thence along said parallel line N. 89 degrees 25 minutes 00 seconds E. 107.00 feet; thence parallel with said Westerly line S. 0 degrees 00 minutes 27 seconds E. 319.16 feet; thence S. 34 degrees 02 minutes 45 seconds W. 87.51 feet, more or less, to intersection with a line parallel with and 58 feet Easterly of measured at right angles to, said Westerly line; thence along last said parallel line S. 0 degrees 00 minutes 27 seconds E. 294.30 feet, more or less, to intersection with a line parallel with and 5 feet Northerly of, measured at right angles to, the Northerly line of that real property conveyed to the City of Santa Clara by that deed filed for record November 30, 1983 in Book I 111 of Official Records, at page 606, said County Records; thence along last said parallel line the following three (3) courses:
         N. 89 degrees 25 minutes 00 seconds E. 351.81 feet; S. 87 degrees 09 minutes 00 seconds E. 66.79 feet; N. 89 degrees 25 minutes 00 seconds
         E. 334.69 feet; thence continuing parallel with the Southerly line of first said parcel N. 89 degrees 25 minutes 00 seconds E. 181.89 feet, more or less, to termination in the Easterly line of that certain parcel of real property conveyed to MPJ Partnership, by that Grant Deed filed for record August 25, 1983 in Book H 838 of Official Records, at page 215, said County Records.

         Parcel 2:

         A portion of said 24.74 acre parcel of land contiguous to and Northerly of said real property conveyed by deed recorded in Book I 111, at page 606, contiguous to and Westerly of hereinabove described strip of land and bounded on the North by a line parallel with and 5 feet Northerly of, measured at right angles to, that course N. 89 degrees 25 minutes 00 seconds E. 351.81 feet in the hereinabove described centerline.

         Parcel 3:

         A strip of land 10 feet in width and 30 feet in length of centerline of said strip being parallel with and 325.5 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel and terminating on

                             Exhibit B-3 - Page 6
         the West in the Easterly line of first hereinabove described strip; thence continuing Easterly along last said parallel line for a distance of 15 feet, as the centerline of a strip of land 15 feet in width, to termination of said centerline and strip.

         Parcel 4:

         A strip of land 10 feet in width and 12 feet in length the centerline of said strip being parallel with and 116.5 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel and terminating on the West in the Easterly line of first hereinabove described strip; thence continuing Easterly along last said parallel line for a distance of 15 feet in width, lying 5 feet Northerly and 10 feet Southerly of said parallel line to the Easterly terminus of said strip.

         Parcel 5:

         A strip of land 10 feet in width, the centerline of said strip being described as follows:

         Commencing at the point of intersection of the Northerly line of first hereinabove described strip of land with a line parallel with and 824.5 feet Easterly of, measured at right angles to, that course in the Westerly boundary of said 24.75 acre parcel bearing N. 0 degrees 00 minutes 27 seconds W.; thence along last said parallel line N. 0 degrees 00 minutes 27 seconds W. 367.96 feet, more or less, to a line parallel with and 327 feet Southerly of, measured at right angles to, said Northerly line of the 24.74 acre parcel; thence along last said parallel line S. 89 degrees 25 minutes 00 seconds W. 78 feet to a line parallel with and 746.5 feet Easterly of, measured at right angles to, said Westerly line of the 24.74 acre parcel; thence along last said parallel line N. 0 degrees 00 minutes 27 seconds W. 203 feet; thence continuing as the centerline of a strip of land 15 feet in width N. 0 degrees 00 minutes 27 seconds W. 15 feet, more or less, to termination of said strip and centerline in a line parallel with and 109 feet Southerly of, measured at right angles to, last said Northerly line.

         Parcel 6:

         A 15 foot square parcel of land contiguous to and Southerly of last hereinabove described 10 foot wide strip of land and centered on the Southerly prolongation of hereinabove mentioned course N. 0 degrees 00 minutes 27 seconds W. 203 feet, and as shown on the survey prepared by Anthony C. McCants, L.S. 5944, dated April 27, 2000, revised May 22, 2000.

8. Lease Agreement (Land) dated as of June 1, 2000, by and between BNP Leasing Corporation, as lessor, and Extreme Networks, Inc., as lessee, and Lease Agreement (Improvements) dated as of June 1, 2000, by and between BNP Leasing Corporation, as lessor, and Extreme Networks, Inc., as lessee.

                             Exhibit B-3 - Page 7

                                   Exhibit C
                                   ---------

                          BILL OF SALE AND ASSIGNMENT


     Reference is made to: (1) that certain Purchase Agreement (Improvements) between BNP Leasing Corporation ("Assignor") and Extreme Networks, Inc., dated as of June 1, 2000, (the "Purchase Agreement") and (2) that certain Lease Agreement (Improvements) between Assignor, as landlord, and Extreme Networks, Inc., as tenant, dated as of June 1, 2000 (the "Improvements Lease"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Improvements) incorporated by reference into both the Purchase Agreement and Improvements Lease.)

     As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [EXTREME OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("Assignee"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

     (a) the Improvements Lease [DRAFTING NOTE: THE FOLLOWING WILL BE ADDED ONLY IF APPLICABLE BECAUSE OF THE SIMULTANEOUS DELIVERY OF A GRANT DEED IN THE FORM OF EXHIBIT B-3: and the Ground Lease dated _________, between _________, as
        -----------
lessor, and Assignor, as lessee, filed for record on in ___________ of Santa Clara County records (the "Ground Lease")];

     (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

     (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 7 of the
                                                            -----------
Improvements Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Improvements Lease and Purchase Agreement or thereafter, by reason of Assignor's status as the owner of any interest in the
Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing;
(ii) the rights of Assignor, existing at the time of the execution of the Improvements Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances or Development Documents (both as defined in the Improvements Lease); and (iii) any other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself acquired the Improvements covered by the Improvements Lease and constructed the Improvements included in the Property.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("Excluded Rights"):
(1) the indemnities set forth in the Improvements Lease, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Improvements Lease which may not presently be known, (2) provisions in the Improvements Lease that establish the right of Assignor to recover any accrued unpaid rent under the Improvements Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Improvements Lease, or any modification or extension thereof, or
(4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement. To the extent that this conveyance does include any rights to receive future payments under the Improvements Lease, such rights ("Included Rights") shall be subordinate to Assignor's Excluded Rights, and Assignee hereby waives any rights to enforce Included Rights until such time as Assignor has received all payments to which it remains entitled by reason of Excluded Rights. If any amount shall be paid to Assignee on account of any Included Rights at any time before Assignor has received all payments to which it is entitled because of Excluded Rights, such amount shall be held in trust by Assignee for the benefit of Assignor, shall be segregated from the other funds of Assignee and shall forthwith be paid over to Assignor to be held by Assignor as collateral for, or then or at any time thereafter applied in whole or in part by Assignor against, the payments due to Assignor because of Excluded Rights, whether matured or unmatured, in such order as Assignor shall elect.

          Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

          Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.

          IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, _____.



                                        ASSIGNOR:
                                        --------

                                        BNP LEASING CORPORATION a Delaware
                                        corporation



                                        By:_____________________________________
                                        Its:____________________________________


                                        ASSIGNEE:
                                        --------

                                        [Extreme or the Applicable Purchaser], a
                                        ____________________



                                        By:_____________________________________
                                        Its:____________________________________

                              Exhibit C - Page 2

STATE OF ____________               )
                                    )        SS
COUNTY OF ___________      )


          On ___________________ before me,__________ , personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

          WITNESS my hand and official seal.




          Signature _______________________________




STATE OF ____________               )
                                    )        SS
COUNTY OF ___________      )


          On ___________________ before me,__________ , personally appeared
___________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

          WITNESS my hand and official seal.



          Signature _______________________________

                              Exhibit C - Page 3

                                    Annex A

                               LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE OTHER LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH EXTREME REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Being a portion of that certain 24.740 acre parcel as shown on that certain Record of Survey filed in Book 447 of Maps, at Page 33, Santa Clara County Records, described as follows:

Beginning at the Northwest corner of said 24.740 acre parcel; thence from said point of beginning along the Northerly line of said 24.470 acre parcel N. 89 degrees 25 minutes 00 seconds E. 995.17 feet; thence leaving said Northerly lines S. 0 degrees 10 minutes 00 seconds W. 705.02 feet to a point in the Southerly line of said 24.740 acre parcel; thence along said Southerly line the following courses: S. 89 degrees 25 minutes 00 seconds W. 181.82 feet; S. 2.00 feet and S. 89 degrees 25 minutes 00 seconds W. 760.70 feet; thence leaving said Southerly line along a tangent curve to the right, with a radius of 50.00 feet, through a central angle of 90 degrees 34 minutes 33 seconds for an arc length of
79.4 feet to a point in the Westerly line of said 24.470 acre parcel; thence along said Westerly line N. 0 degrees 00 minutes 27 seconds W. 656.49 feet to the point of beginning.

                              Exhibit C - Page 4

                                   Exhibit D
                                   ---------

        ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________________, ____, by [Extreme or the Applicable Purchaser, as the case may be], a ___________________ ("Grantee").

     Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a corporate grant deed and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Subject Property").

     Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that BNPLC makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Grantee, by acceptance of the Conveyancing Documents, accepts the Subject Property "AS IS," "WHERE IS," "WITH ALL FAULTS" and without any such
                  -- --    ----- --    ---- --- ------
representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "Established Misconduct" is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Improvements) incorporated by reference into the Purchase Agreement between BNPLC and Extreme Networks, Inc. dated as of June 1, 2000, pursuant to which Purchase Agreement BNPLC is delivering the Conveyancing Documents.

     The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

     EXECUTED as of ________________, ____.


                                       [Extreme or the Applicable Purchaser]
                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                   Exhibit E
                                   ---------

                            SECRETARY'S CERTIFICATE


     The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

     2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[The following blanks must be completed with the names and signatures of the officers who will be signing the deed and other Sale Closing Documents on behalf of the Corporation.]

Name                        Title                      Signature
----                        -----                      ---------

___________________         ________________           _________________________

___________________         ________________           _________________________

     3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this __, day of __, _.


                                        ____________________________
                                        [signature and title]

                           CORPORATE RESOLUTIONS OF
                            BNP LEASING CORPORATION


     WHEREAS, pursuant to that certain Purchase Agreement (Improvements) (herein called the "Purchase Agreement") dated as of June 1, 2000, by and between BNP Leasing Corporation (the "Corporation") and [Extreme or the Applicable Purchaser as the case may be] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Santa Clara, California more particularly described therein.

     NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

     RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

     RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.

                              Exhibit E - Page 2

                                   Exhibit F
                                   ---------

                               FIRPTA STATEMENT

     Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

     To inform [Extreme or the Applicable Purchaser] (the "Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

     1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. The United States employer identification number for the Seller is _____________________;

     3.   The office address of the Seller is ______________
_________________________ _________________.

     4.   The Seller is qualified to do business in California.

     The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

     Dated: ___________, ____.


                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________